Iron Horse Fund

Class	A	Shares	IRHAX
Class	I	Shares	IRHIX

Supplement dated July 2, 2015 to the Statement of Additional Information dated July 29, 2014

Please be advised, that effective immediately, the following disclosure is added to the Policies And Procedures For Disclosure Of Portfolio Holdings section on page 13 of the Statement of Additional Information:

The Fund may, from time to time, make available month end portfolio holdings information on the Fund website at www.IronHorseFund.com. The month end portfolio holdings are generally posted to the website within forty-five days of the end of each month and remain available until new information for the next month is posted.

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This Supplement, and the Prospectus dated July 29, 2014, and Statement of Additional Information dated July 29, 2014 each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-855-241-7514 or visit www.IronHorseFund.com.

Please retain this Supplement for future reference.